U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 31, 2003
(Date of earliest event reported)

SLC Student Loan Receivables I, Inc.
SLC Student Loan Trust-I
(Exact name of registrant as specified in its charter)

SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and Series 2002-2
(Name of Issue)

Delaware		04-3598719
Delaware	333-75952	04-6959982
(States of Incorporation)	(Commision File No.)	(I.R.S. Employer Identification Nos.)

750 Washington Boulevard
Stamford, Connecticut		06901
Address of principal executive office		(Zip Code)

(203) 975-6923
(203) 975-6112
Registrant's Telephone Number, including area code

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and Series 2002-2.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

20.1	Monthly statement distributed to holders of SLC
Student Loan Trust-I, Student Loan Asset
Backed Notes, Series 2002-1 and Series 2002-2
for the period ended August 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION, AS
SERVICER

September 16, 2003

By: /s/ Steven J. Gorey
Name: Steven J. Gorey
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

20.1	Monthly statement distributed to holders of SLC Student Loan Trust-I, Student Loan Asset Backed Notes, Series 2002-1 and 2002-2 for the period ended August 31, 2003.